UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: December 7, 2006
(Date of earliest event reported)
Cygnus Oil and Gas Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50228	33-0967974
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		Number)

333 Clay Street, Suite 3900
Houston, Texas		77002

(Address of Principal Executive Offices)		(Zip Code)
(713) 784-1113
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 7, 2006, Ralph D. McBride resigned from his position as a director of the Company. Mr. McBride’s decision to resign was not the result of any disagreement relating to the Company’s operations, policies or practices.
Item 8.01 Other Events
     The Company will require additional financing to fund its current and planned operations and meet its capital requirements, to continue operating, acquiring, exploring and developing oil and gas properties, and to otherwise implement its business plan. As such, the Company is searching for alternative sources of financing. As of the date of this Current Report on Form 8-K, the Company has not obtained such financing, and there is no assurance that the Company will obtain such financing. The Company has considered and will continue to consider the following alternatives, in addition to other business strategies available to the Company, if the Company does not secure the additional financing needed to continue its operations as presently conducted: (i) entering into a business combination with another company or selling a portion or all of the Company’s assets; (ii) restructuring certain of the Company’s debt to reduce the amount of interest and other payments that it must pay in the near future in connection with transactions entered into prior to the date hereof; (iii) selling at an auction certain of the Company’s assets; (iv) entering into farm-out arrangements with third parties with respect to certain assets held by the Company; and (v) reorganization or liquidation proceedings.
FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company’s current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company’s periodic reports filed with the Securities and Exchange Commission.
     All statements, other than statements of historical facts, that address activities that the Company assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. The Company cautions that its future oil and natural gas production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in the Company’s 2005 Annual Report on Form 10-K for fiscal year ended December 31, 2005 as filed with the SEC. Also, the financial results of the Company’s foreign operations are subject to currency exchange rate risks. Any of these factors could cause the Company’s actual results and plans to differ materially from those in the forward-looking statements.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     99.1 Press Release dated December 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cygnus Oil and Gas Corporation
Date: December 13, 2006	By:	/s/ Stephen C. Haynes
Stephen C. Haynes
Chief Financial Officer and Treasurer

Index to Exhibits
     99.1 Press Release dated December 13, 2006.